SUPPLEMENT DATED MAY 1, 2015
TO
PROSPECTUS DATED MAY 1, 2003

INVESTRAC GOLD VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 27, 2015, and Thursday, December 24, 2015, the sub-section entitled “Contract Transactions” on page 17 is amended to read as follows:

Surrenders, transfers, and loans requested by you and purchase payments  (except for “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section) made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 27, 2015, and Thursday, December 24, 2015, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section  are processed.  All other transactions will be processed on the next Valuation Date that we are open for business.